UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 4, 2005
ACCO WORLD CORPORATION
(to be renamed ACCO Brands Corporation)
 (Exact Name of Registrant as Specified in Charter)

Delaware	001-08454	36-2704017
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
300 Tower Parkway
Lincolnshire, IL 60069
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code (847) 484-4800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 7.01 Regulation FD Disclosure.
     ACCO Finance I, Inc. (“ACCO Finance’’), a newly formed, wholly-owned subsidiary of ACCO Finance Holding Company, LLC, a subsidiary of the Registrant, has agreed to to issue debt securities. In connection with the completion of the spin-off of the Registrant (which will be renamed “ACCO Brands Corporation’’) from Fortune Brands, Inc. and the merger of a subsidiary of the Registrant and General Binding Corporation, ACCO Finance will be merged with and into ACCO Brands and the debt securities will become the obligation of the Registrant.
     Certain information set forth on the following pages is included in the offering memorandum prepared in connection with the expected issuance by ACCO Finance of the debt securities. The offering of the debt securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
     Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
     Unless the context otherwise requires, the term “ACCO World’’ refers to the Registrant, as constituted prior to the spin-off and the merger; the term “GBC’’ refers to General Binding Corporation, a Delaware corporation; the term “Fortune Brands’’ refers to Fortune Brands, Inc., a Delaware corporation, and the parent company of the Registrant prior to the spin-off;and the terms “ACCO Brands,’’ “we,’’ “us,’’ “our’’ and other similar terms refer to the Registrant and its subsidiaries giving pro forma effect to the spin-off and the merger and, therefore, include GBC and give effect to the merger of ACCO Finance and ACCO Brands.

Summary Unaudited Pro Forma Combined Condensed Financial Information
     The following table sets forth summary unaudited pro forma combined condensed financial information of ACCO Brands, giving pro forma effect to the transactions and the payment by ACCO World of a $625.0 million special dividend to its stockholders prior to the spin-off. The information presented below combines the consolidated financial information for GBC for the year ended December 31, 2004 and as of and for each of the three and twelve month periods ended March 31, 2005, with the consolidated financial information of ACCO World for the year ended December 27, 2004 and as of and for each of the three and twelve month periods ended March 25, 2005 after giving effect to the merger of ACCO World and GBC. We present the unaudited pro forma combined condensed financial information for informational purposes only. The pro forma information is not intended to represent or be indicative of our combined results of operations or financial condition that would have been reported had the transactions been completed as of the dates presented and should not be taken as representative of our future combined results of operations or financial condition.

	Pro Forma Combined

	Fiscal Year Ended	Three Months Ended	Twelve Months Ended
	December 2004	March 2005	March 2005

	(dollars in millions)
Statement of Operations Data:
Net sales	$1,888.0	$455.4	$1,901.6
Cost of products sold	1,149.9	280.8	1,155.1
Selling, general and administrative expenses	577.0	146.3	581.6
Amortization of identifiable intangibles	5.3	1.5	5.4
Restructuring charges	20.3	1.1	18.0
Interest expense, net	64.1	16.1	64.1
Earnings from joint ventures	(1.0)	(0.6)	(1.4)
Other (income)/expense, net	(4.2)	2.2	(2.6)

Income before income tax expense	76.6	8.0	81.4
Income tax expense	16.5	6.6	23.4

Net income	$60.1	$1.4	$58.0

Balance Sheet Data (at period end):
Cash and cash equivalents			$31.4
Working capital(1)			384.6
Property, plant and equipment, net			249.7
Total assets			2,035.3
Total debt			964.2
Total shareholders’ equity			532.3
Other Financial Data:
Supplemental EBITDA(2)	$211.0	$40.6	$212.8
Adjusted EBITDA(2)	236.4	43.1	236.1
Depreciation expense	46.9	10.4	44.2
Capital expenditures	34.9	6.5	34.9
Selected Credit Statistics (at period end):
Ratio of net debt to Adjusted EBITDA			4.0	x
Ratio of Adjusted EBITDA to interest expense, net			3.7	x
Ratio of earnings to fixed charges(3)			2.1	x

(1)	Working capital is defined as total current assets less total current liabilities.

(2)	Supplemental EBITDA is defined for purposes of this table and the related disclosure as net income, plus income tax expense, other (income)/expense, net, interest expense, net, restructuring charges, depreciation expense and amortization of identifiable intangibles, less earnings from joint ventures. Supplemental EBITDA as presented here may not be comparable to similarly titled measures reported by other companies. We present Supplemental EBITDA as a non-GAAP measure of operating performance.

Adjusted EBITDA is an additional non-GAAP financial measure that excludes from Supplemental EBITDA restructuring related charges associated with the implementation of restructuring activities. We present Adjusted EBITDA as a non-GAAP measure of operating performance.

The following table sets forth a reconciliation of Supplemental EBITDA and Adjusted EBITDA to net income for each of the periods presented above.

	Pro Forma Combined

	Fiscal Year Ended	Three Months Ended	Twelve Months Ended
	December 2004	March 2005	March 2005

	(dollars in millions)
Net income	$60.1	$1.4	$58.0
Income tax expense	16.5	6.6	23.4
Interest expense, net	64.1	16.1	64.1
Other (income)/expense, net	(4.8)	2.2	(3.3)
Restructuring charges	20.3	1.1	18.0
Earnings from joint ventures	(1.0)	(0.6)	(1.4)
Amortization(a)	6.1	2.7	7.0
Amortization of pro forma stock incentives	2.8	0.7	2.8
Depreciation expense	46.9	10.4	44.2

Supplemental EBITDA	$211.0	$40.6	$212.8
Restructuring-related charges included in cost of products sold	10.4	—	8.6
Restructuring-related charges included in selling, general and administrative	15.0	2.5	14.7

Adjusted EBITDA	$236.4	$43.1	$236.1

(a)	Includes amortization of debt issuance costs and amortization of equity-based compensation charges associated with GBC equity compensation awards that will not become vested in connection with the merger.

(3)	For purposes of this computation, “earnings” consist of pre-tax income from continuing operations (excluding equity in earnings of affiliates) plus fixed charges; where “fixed charges” consist of interest expense on all indebtedness, plus capitalized interest, plus amortization of deferred costs of financing and the interest component of lease rental expense.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO WORLD CORPORATION (Registrant)
By:	/s/ Mark A. Roche
	Name:	Mark A. Roche
	Title:	Secretary

Date: August 4, 2005